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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  July 21, 2000


                           AXYS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                         000-22788                      22-2969941
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 (State or other jurisdiction of      (Commission File Number)           (I.R.S. Employer
         Incorporation)                                               Identification Number)
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                                 180 Kimball Way
                          South San Francisco, CA 94080
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               (Address of principal executive offices) (Zip Code)

                                 (650) 829-1000
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              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

               On July 21, 2000, Axys Pharmaceuticals, Inc. (the "Company") completed an offering of $10,000,000 of its common stock, par value $.001 per share (the "Common Stock"), under its shelf Registration Statement on Form S-3
(Registration No. 333-35826), as amended by Post-Effective Amendment No. 1 thereto filed on July 20, 2000 (the "Registration Statement"), a base
Prospectus, dated May 4, 2000, and the related Prospectus Supplement, dated July
21, 2000, relating to the offer and sale by the Company of the Common Stock pursuant to a common stock purchase agreement, dated as of July 21, 2000 between the Company and Acqua Wellington North American Equities Fund, Ltd. ("Acqua
Wellington"), attached hereto as Exhibit 1.1. The shares of Common Stock were sold at a price of $6.10 per share, based on a negotiated discount from the daily volume weighted average price of the Company's Common Stock on July 20, 2000. Pursuant to the common stock purchase agreement, the Company may, from time to time, and at its own discretion, issue and sell to Acqua Wellington up to an additional $40 million of Common Stock, subject to customary conditions, at a price per share based on the daily volume weighted average price of the Company's Common Stock over a certain period of time less a discount ranging from 4.5% to 6.0% over the fifteen month period beginning July 21, 2000. In addition, during the period in which the Company elects to issue and sell additional shares of Common Stock to Acqua Wellington, the Company may also grant to Acqua Wellington a call option at the same discount for the applicable period to purchase additional shares of the Company's Common Stock up to the applicable amount being sold by the Company in such period, subject to the overall limit of $40 million described above.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits: The following exhibits are filed as part of this Report.

        1.1 Common Stock Purchase Agreement, dated as of July 21, 2000, by and between Axys Pharmaceuticals, Inc. and Acqua Wellington
                North America Equities Fund, Ltd.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  August 2, 2000

                                    AXYS PHARMACEUTICALS, INC.


                                    By: /s/ William J. Newell
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                                            William J. Newell
                                            Senior Vice President